Related Party Balances and Transactions	12 Months Ended
Jun. 30, 2024
Disclosure of transactions between related parties [abstract]
Related Party Balances and Transactions

22. Related Party Balances and Transactions

As at June 30, 2024, included in trade and other payable was $124,125 (2023 - $63,754) due to directors and other members of key management personnel (Note 10).

Key management compensation

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consists of members of the Company’s Board of Directors and corporate officers, including the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Chief Administrative Officer.

The remuneration of directors and other members of key management personnel, for the year ended June 30, 2024 and 2023 were as follows:

	2024	2023
Short-term employee benefits	$1,515,993	$1,533,393
Share-based compensation	486,571	560,538
Advisory warrants	-	448,156

Short-term employee benefits include consulting fees and salaries made to key management.

Transactions with related parties, are described above, were for services rendered to the Company in the normal course of operations, and were measured based on the consideration established and agreed to by the related parties. Related party transactions are made without stated terms of repayment or interest. The balances with related parties are unsecured and due on demand.

The Company acquired control of OFIT GM and OFIT RT on November 1, 2023 (Note 17). Dr. Richard Lu, the President & Chief Executive Officer and a director of the Company is indirectly a shareholder of the OFIT Purchased Entities and indirectly received one-third of the OFIT Consideration Shares. As a result, the OFIT Transaction is considered a related party transaction.